UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2007

MC SHIPPING INC.
(Exact name of registrant as specified in its charter)

Liberia	1-10231	98-0101881
(State or other jurisdiction of incorporation)	Commission file Number	(IRS Employer Identification No.)

Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)

441-295-7933
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                Regulation FD Disclosure.

MC Shipping Inc. (the “Company”) today began mailing the proxy statement in connection with the Special Meeting of the Company’s shareholders to be held Wednesday, September 5, 2007 at 10:00 a.m. (Eastern Daylight Time) at Milbank, Tweed, Hadley & McCloy LLP in New York City.  At this meeting, the shareholders will consider and vote on the previously announced proposed merger of the Company with an entity controlled by Bear Stearns Merchant Manager III, L.P., the private equity affiliate of the Bear Stearns Companies Inc. (“BSMB”).  If approved, the Company and BSMB anticipate completing the merger as soon as practicable.  The proxy statement is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Proxy Statement dated August 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MC SHIPPING INC.

/s/ A.S. Crawford
Antony S. Crawford
Chief Executive Officer
(Principal Executive Officer)

Date: August 15, 2007

Exhibit Index

Exhibit Number	Description

99.1	Proxy Statement dated August 13, 2007.